DREYFUS APPRECIATION FUND, INC.
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)
                          MAY 1, 1997



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Appreciation Fund, Inc. (the "Fund"), dated May 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

               Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Sarofim provides day-to-day management of the Fund's portfolio, subject to the supervision of Dreyfus. Dreyfus and Sarofim are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS
                                                            Page

Investment Objectives and Management Policies               B-2
Management of the Fund                                      B-7
Investment Advisory Agreements                              B-11
Purchase of Shares                                          B-13
Shareholder Services Plan                                   B-14
Redemption of Shares                                        B-14
Shareholder Services                                        B-16
Determination of Net Asset Value                            B-19
Dividends, Distributions and Taxes                          B-20
Portfolio Transactions                                      B-21
Performance Information                                     B-22
Information About the Fund                                  B-23
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors                       B-23
Financial Statements                                        B-25
Report of Independent Auditors                              B-35

         INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Repurchase Agreements. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers develops for certain of these securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Advisers to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's investments during such period.

Management Policies

     The Fund may engage in the following investment practices in furtherance of its objectives.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Options--In General. The Fund may write (i.e., sell) call options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the Advisers' ability to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent the Advisers' predictions are incorrect, the Fund may incur losses.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 11 through 17 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

     3. Concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, time deposits and certificates of deposit (including those issued by foreign branches of domestic banks), and bankers' acceptances.

     4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3 of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 5, 6 and 13 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     14. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     16. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     17. Purchase or retain the securities of any issuer if the officers or Board members of the Fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuers.

     As a fundamental policy, the Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same investment objectives, fundamental policies and restrictions as the Fund.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND
     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

CLIFFORD L. ALEXANDER, JR., Board Member.  President of Alexander &
     Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, Cognizant Corporation, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and TLC Beatrice International Holdings, Inc. He is 63 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, Board Member.  Shad Professor of Law, New York University
     School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 53 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10011.


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions and has published many articles on subjects in the field of psychoanalysis. He is 64 years old and his address is 23 East 92nd Street, New York, New York 10128.

SAUL B. KLAMAN, Board Member.  Chairman and Chief Executive Officer of SBK
     Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989 and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 76 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.

NATHAN LEVENTHAL, Board Member.  President of Lincoln Center for the
     Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 until March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal serves as Chairman of Citizens Union, an organization which strives to reform and modernize city and state government. He is 54 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended December 31, 1996, was as follows:

                                                       Total Compensation
                                      Aggregate           From Fund and
   Name of Board                 Compensation from        Fund Complex Paid
      Member                           Fund*             to Board Member

Clifford L. Alexander, Jr.              $5,000              $ 82,436 (17)

Peggy C. Davis                          $5,000              $ 73,084 (15)

Joseph S. DiMartino                     $6,250              $517,075 (94)

Ernest Kafka                            $5,000              $ 69,584(15)

Saul B. Klaman                          $5,000              $ 73,584 (15)

Nathan Leventhal                        $5,000              $ 71,084 (15)
________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,768 for all Board members group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. He is 35 years old.

ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor since September 1995 and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by Dreyfus. Prior to August 1993, he was employed by an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on April 7, 1997.

     The following shareholders owned of record 5% or more of the Fund's shares outstanding as of April 7, 1997: Charles Schwab & Co., Inc., Reinvest Account, Attn: Mutual Funds Account, 101 Montgomery Street, San Francisco, California 94104-4122 -- (13.93%); Smith Barney Inc.,
00109801250, 388 Greenwich Street, New York, New York 10001-2402 -- (5.06%).

INVESTMENT ADVISORY AGREEMENTS


    The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Investment Advisory Agreement. Dreyfus supervises investment management of the Fund's portfolio pursuant to the Investment Advisory Agreement (the "Advisory Agreement") dated August 24, 1994 between Dreyfus and the Fund. The Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Advisory Agreement, last approved the Advisory Agreement at a meeting held on September 17, 1996. Shareholders approved the Advisory Agreement on August 3, 1994. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by Dreyfus. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew
S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

     Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

     Under the Advisory Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate set forth in the Fund's Prospectus. The investment advisory fees paid by the Fund pursuant to the Advisory Agreement for the fiscal years ended December 31, 1994, 1995 and 1996 were $779,597, $1,039,869 and $1,936,123, respectively.

     Sub-Investment Advisory Agreement. Sarofim provides investment advisory assistance and day-to-day management of the Fund's portfolio pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated December 27, 1990 between Sarofim and the Fund. The Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Sarofim, by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Sub-Advisory Agreement, last approved the Sub-Advisory Agreement at a meeting held on September 17, 1996. Shareholders approved the Sub-Advisory Agreement on December 27, 1990. The Sub-Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by Sarofim. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Under the Sub-Advisory Agreement, the Fund has agreed to pay Sarofim a monthly fee at the annual rate set forth in the Fund's Prospectus. The sub-advisory fees paid by the Fund pursuant to the Sub-Advisory Agreement for the fiscal years ended December 31, 1994, 1995 and 1996 were $457,139, $700,539 and $1,591,123, respectively.

     The following persons are officers and/or directors of Sarofim:  Fayez
S. Sarofim, Chairman of the Board, President and a director; Raye G. White, Executive Vice President, Secretary, Treasurer and a director; Russell M. Frankel, Russell B. Hawkins, William K. McGee, Jr., Charles E. Sheedy and Ralph B. Thomas, Senior Vice Presidents; and Nancy V. Daniel and James A. Reynolds, III, Vice Presidents.

     Sarofim provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and the approval of the Fund's Board. Dreyfus and Sarofim provide the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Russell B. Hawkins, Elaine Rees and Fayez S. Sarofim. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and other funds advised by Dreyfus. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Advisers. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Sarofim or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports, and any extraordinary expenses.

     Dreyfus has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory fees, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to Dreyfus under the Advisory Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan (the "Plan"), pursuant to which the Fund reimburses (a) the Distributor for payments to certain securities dealers, financial institutions (which may include banks), or other financial industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents"), for servicing shareholder accounts ("Servicing") and (b) Dreyfus, Dreyfus Service Corporation and any affiliate of either of them for Servicing.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers and have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved at a meeting held on September 17, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements entered into in connection with the Plan.

     For the fiscal year ended December 31, 1996, $1,282,635 was charged to the Fund under the Plan.


                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal Code         Answer Back Sign

             144295                144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have also selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificate representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and
"Signature-Guaranteed" must appear with the signature.   The Transfer Agent
may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests made by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of any other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced sales loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adopting such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate forms.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, salary reduction plans, 403(b)(7) Plans and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plans and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Portfolio securities, including covered call options written, are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management believes that the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended December 31, 1996. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of the Fund's income, all or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, a portion of any gain or loss realized from the disposition of certain non-U.S. dollar denominated securities (including debt instruments, certain forward contracts and option transactions and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of any gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss the Fund realizes from certain forward contracts and options transactions, other than those subject to Section 988 of the Code, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain foreign currency forward contracts or options may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain may be treated as short-term capital gain or ordinary income.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligation could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue as income each year a portion of the discount (or deemed discount) at which such securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company and to avoid Federal income and excise taxes. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                     PORTFOLIO TRANSACTIONS

     Dreyfus assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in Dreyfus' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.

     Such information may be useful to Dreyfus in serving both the Fund and other funds which it advises and to Sarofim in serving both the Fund and the other funds or accounts it advises, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund. Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security.
Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     Portfolio turnover may vary from year to year as well as within a year. The Fund's portfolio turnover rate for the fiscal years ended December 31, 1995 and 1996 was 4.51% and 4.84%, respectively. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     In connection with its portfolio securities transactions for the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage commissions of $54,450, $163,070 and $359,335, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions paid do not include gross spreads and concessions on principal transactions, which, where determinable, amounted to $ 0, $51,480 and $55,250 in fiscal 1994, 1995 and 1996, respectively, none of which was paid to the Distributor.

                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     The Fund's average annual total return for the 1, 5 and 10 year periods ended December 31, 1996 was 25.68%, 13.60% and 14.84%, respectively.
Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for the period January 18, 1984 to December 31, 1996 was 606.11%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time, advertising materials for the Fund may refer to the fact that the Fund currently looks for successful companies with established brands that are expanding into the world marketplace. From time to time, advertising materials for the Fund may also refer to the clients of Fayez Sarofim & Co., such as large corporations, states, universities and other institutions and organizations. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.


INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     On March 1, 1993, the Fund changed its name from General Aggressive Growth Fund, Inc. to Dreyfus Appreciation Fund, Inc.


      TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996, the Fund paid the Transfer Agent $313,234.

     Mellon Bank, N.A. (the "Custodian"), Dreyfus' parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's domestic assets held in custody and receives certain securities transactions charges. For the period May 10, 1996 (effective date of the custody agreement) through December 31, 1996, the Fund paid the Custodian $36,986.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                                       December 31, 1996


Common Stocks--103.4%                                                                     Shares        Value
--------------------------------------------------------------------------------        ----------  ------------
       Aerospace & Electronics--14.3%  Boeing...................................         109,450    $ 11,642,744
                                       Emerson Electric.........................          85,000       8,223,750
                                       General Electric.........................         360,000      35,595,000
                                       Hewlett-Packard..........................         275,000      13,818,750
                                       Intel....................................         250,000      32,734,375
                                       Motorola.................................          80,000       4,910,000
                                       Rockwell International...................         225,000      13,696,875
                                                                                                  --------------
                                                                                                     120,621,494
                                                                                                  --------------

                        Apparel--1.3%  NIKE, Cl. B..............................         120,000       7,170,000
                                       Warnaco Group, Cl. A.....................         130,000       3,851,250
                                                                                                  --------------
                                                                                                      11,021,250
                                                                                                  --------------

                   Auto Related--3.6%  Chrysler.................................         400,000      13,200,000
                                       Ford Motor...............................         549,905      17,528,222
                                                                                                  --------------
                                                                                                      30,728,222
                                                                                                  --------------

                        Banking--8.5%  Chase Manhattan..........................         280,000      24,990,000
                                       Citicorp.................................         250,000      25,750,000
                                       HSBC Holdings, A.D.R. ...................          35,000       7,560,000
                                       SunTrust Banks...........................         275,000      13,543,750
                                                                                                  --------------
                                                                                                      71,843,750
                                                                                                  --------------

                  Capital Goods--2.3%  AlliedSignal.............................         160,000      10,720,000
                                       Caterpillar..............................         110,000       8,277,500
                                                                                                  --------------
                                                                                                      18,997,500
                                                                                                  --------------

                      Chemicals--3.5%  Dow Chemical.............................          80,000       6,270,000
                                       duPont (E.I.) de Nemours & Co ...........         200,000      18,875,000
                                       Rohm & Haas..............................          50,000       4,081,250
                                                                                                  --------------
                                                                                                      29,226,250
                                                                                                  --------------

                        Energy--11.1%  British Petroleum, A.D.S.  ..............         130,000      18,378,750
                                       Chevron..................................         270,000      17,550,000
                                       Exxon....................................         220,000      21,560,000
                                       Mobil....................................         140,000      17,115,000
                                       Pennzoil.................................          10,000         565,000
                                       Royal Dutch Petroleum (New York Shares)..         110,000      18,782,500
                                                                                                  --------------
                                                                                                      93,951,250
                                                                                                  --------------

                        Finance--6.1%  American General.........................         300,000      12,262,500
                                       Associates First Capital, Cl. A..........          42,500       1,875,312
                                       Berkshire Hathaway, Cl. A.............(a)             400      13,640,000
                                       Federal National Mortgage Association....         300,000      11,175,000
                                       Marsh & McLennan.........................         125,000      13,000,000
                                                                                                  --------------
                                                                                                      51,952,812
                                                                                                  --------------

Dreyfus Appreciation Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                          December 31, 1996

Common Stocks (continued)                                                                 Shares        Value
--------------------------------------------------------------------------------        ----------  ------------
      Food, Beverage & Tobacco--14.7%  Anheuser-Busch ..........................         140,000     $ 5,600,000
                                       Coca-Cola................................         850,000      44,731,250
                                       Kellogg..................................         130,000       8,531,250
                                       Nestle, A.D.R.  .........................         225,000      12,037,500
                                       PepsiCo..................................         575,000      16,818,750
                                       Philip Morris ...........................         325,000      36,603,125
                                                                                                  --------------
                                                                                                     124,321,875
                                                                                                  --------------

                   Health Care--15.3%  Abbott Laboratories......................         250,000      12,687,500
                                       American Home Products...................         290,000      17,001,250
                                       Amgen.................................(a)         120,000       6,525,000
                                       Johnson & Johnson........................         500,000      24,875,000
                                       Merck & Co...............................         325,000      25,756,250
                                       Pfizer...................................         285,000      23,619,375
                                       Roche Holding, A.D.R. ...................         220,000      17,132,500
                                       Schering-Plough..........................          28,000       1,813,000
                                                                                                  --------------
                                                                                                     129,409,875
                                                                                                  --------------

                   Leisure Time--3.6%  Disney (Walt)............................         120,000       8,355,000
                                       Eastman Kodak............................         150,000      12,037,500
                                       McDonald's...............................         225,000      10,181,250
                                                                                                  --------------
                                                                                                      30,573,750
                                                                                                  --------------

                           Media--.9%  McGraw-Hill..............................         110,000       5,073,750
                                       News, A.D.R. ............................         120,000       2,505,000
                                                                                                  --------------
                                                                                                       7,578,750
                                                                                                  --------------

                 Multi-Industry--1.5%  Minnesota Mining & Manufacturing.........         150,000      12,431,250
                                                                                                  --------------

    Office & Business Equipment--1.3%  Compaq Computer.......................(a)         150,000      11,137,500
                                                                                                  --------------

                  Personal Care--9.4%  Christian Dior...........................          70,000      11,289,017
                                       Estee Lauder, Cl. A......................         150,000       7,631,250
                                       Gillette.................................         320,000      24,880,000
                                       International Flavors & Fragrances.......         135,000       6,075,000
                                       Procter & Gamble.........................         235,000      25,262,500
                                       Unilever, N.V. (New York Shares).........          25,000       4,381,250
                                                                                                  --------------
                                                                                                      79,519,017
                                                                                                  --------------

                         Retail--2.8%  American Stores..........................          80,000       3,270,000
                                       May Department Stores....................          50,000       2,337,500
                                       Wal-Mart Stores..........................         300,000       6,862,500
                                       Walgreen.................................         285,000      11,400,000
                                                                                                  --------------
                                                                                                      23,870,000
                                                                                                  --------------

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                           December 31, 1996

Common Stocks (continued)                                                                 Shares        Value
--------------------------------------------------------------------------------        ----------  ------------
                 Transportation--1.6%  Norfolk Southern.........................         150,000   $  13,125,000
                                                                                                  --------------

                      Utilities--1.6%  Pacific Telesis Group....................         375,000      13,781,250
                                                                                                  --------------

                                       TOTAL COMMON STOCKS
                                         (cost $614,389,132)....................                    $874,090,795
                                                                                                  ==============


Preferred Stocks--.6%
--------------------------------------------------------------------------------
                              Media;   News, A.D.R.
                                         (cost $5,123,984)......................         300,000  $    5,287,500
                                                                                                  ==============

TOTAL INVESTMENTS (cost $619,513,116)...........................................          104.0%  $  879,378,295
                                                                                         =======  ==============
LIABILITIES, LESS CASH AND RECEIVABLES..........................................           (4.0%) $  (33,881,673)
                                                                                         =======  ==============
NET ASSETS......................................................................          100.0%  $  845,496,622
                                                                                         =======  ==============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1996

                                                                                                 Cost            Value
                                                                                             ____________    ____________
ASSETS:                       Investments in securities--See Statement of Investments        $619,513,116    $879,378,295
                              Cash.............................................                                 2,568,393
                              Dividends and interest receivable................                                 1,327,862
                              Receivable for subscriptions to Common Stock.....                                   441,639
                              Prepaid expenses.................................                                    93,797
                                                                                                             ------------
                                                                                                              883,809,986
                                                                                                             ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   336,813
                              Due to Fayez Sarofim & Co........................                                   189,048
                              Due to Distributor...............................                                    80,027
                              Payable for Common Stock redeemed................                                33,399,138
                              Bank Loan payable--Note 2.........................                                4,000,000
                              Interest payable.................................                                     2,082
                              Accrued expenses.................................                                   306,256
                                                                                                             ------------
                                                                                                               38,313,364
                                                                                                             ------------


NET ASSETS.....................................................................                              $845,496,622
                                                                                                             ============


REPRESENTED BY:               Paid-in capital..................................                              $585,850,040
                              Accumulated undistributed investment income--net..                                  123,595
                              Accumulated net realized gain (loss) on investments                                (342,192)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                              259,865,179
                                                                                                             ------------


NET ASSETS.....................................................................                              $845,496,622
                                                                                                             ============


SHARES OUTSTANDING.............................................................                                33,050,284
(100 million shares of $.01 par value Common Stock authorized)


NET ASSET VALUE, offering and redemption price per share.......................                                    $25.58
                                                                                                                   ======


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                           Year Ended December 31, 1996


INVESTMENT INCOME


INCOME:                       Cash dividends (net of $199,229 foreign taxes
                                withheld at source)............................                $ 13,209,148
                              Interest.........................................                   1,195,146
                                                                                               ------------
                                   Total Income................................                                 $  14,404,294

EXPENSES:                     Investment advisory fee--Note 3(a)................                  1,936,123
                              Sub-investment advisory fee--Note 3(a)...........                   1,591,123
                              Shareholder servicing costs--Note 3(b)............                  1,966,087
                              Registration fees................................                     115,674
                              Professional fees................................                      72,537
                              Custodian fees--Note 3(b).........................                     59,861
                              Prospectus and shareholders' reports.............                      41,153
                              Directors' fees and expenses--Note 3(c)..........                      33,017
                              Interest expense--Note 2.........................                       2,082
                              Miscellaneous....................................                       8,437
                                                                                               ------------
                                   Total Expenses..............................                                     5,826,094
                                                                                                                 ------------
INVESTMENT INCOME--NET..........................................................                                    8,578,200



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments ........                 $  3,060,053
                              Net unrealized appreciation (depreciation)
                                on investments.................................                 136,758,813
                                                                                               ------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                    139,818,866
                                                                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                   $148,397,066
                                                                                                                 ============


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                              Year Ended         Year Ended
                                                                                          December 31, 1996    December 31, 1995
                                                                                          -----------------    -----------------
OPERATIONS:
  Investment income--net.......................................................            $   8,578,200        $   7,205,402
  Net realized gain (loss) on investments.....................................                 3,060,053           (3,334,873)
  Net unrealized appreciation (depreciation) on investments...................               136,758,813           96,268,609
                                                                                           -------------        -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.........               148,397,066          100,139,138
                                                                                           -------------        -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.......................................................               (8,454,676)          (7,254,131)
  Net realized gain on investments............................................                     --                (450,655)
                                                                                            ------------        -------------

      Total Dividends.........................................................                (8,454,676)          (7,704,786)
                                                                                            -------------       -------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...............................................               955,936,798          316,317,434
  Dividends reinvested........................................................                 7,839,218            7,319,942
  Cost of shares redeemed.....................................................              (715,488,852)        (192,263,401)
                                                                                           -------------        -------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions.......               248,287,164          131,373,975
                                                                                           -------------        -------------

        Total Increase (Decrease) in Net Assets...............................               388,229,554          223,808,327

NET ASSETS:
  Beginning of Period.........................................................               457,267,068          233,458,741
                                                                                           -------------        -------------
  End of Period...............................................................             $ 845,496,622        $ 457,267,068
                                                                                           =============        =============
Undistributed investment income--net...........................................            $     123,595        $          71
                                                                                           -------------        -------------

                                                                                               Shares               Shares
                                                                                           -------------        -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................                40,260,066           17,110,923
  Shares issued for dividends reinvested......................................                   301,519              362,104
  Shares redeemed.............................................................               (29,767,862)         (10,606,835)
                                                                                           -------------        -------------

      Net Increase (Decrease) in Shares Outstanding...........................                10,793,723            6,866,192
                                                                                           =============        =============


                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights
Reference is made to page 3 of the fund's prospectus dated May 1, 1997.

                       See notes to financial statements.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim
& Co. ("Sarofim") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $275,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in fiscal 2003.

NOTE 2--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. Outstanding borrowings on December 31, 1996, amounted to $4 million.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The average daily amount of borrowings outstanding during the period ended December 31, 1996 was $33,880, with related weighted average annualized interest rate of 6.15%. The maximum amount borrowed at any time during the period ended December 31, 1996 was $4 million.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

   (a) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim (together "Agreements") are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:


                    Average Net Assets                          Dreyfus             Sarofim
                    ------------------                          -------             -------
                    0 up to $25 million.................        .44 of 1%          .11 of 1%
                    $25 up to $75 million...............        .37 of 1%          .18 of 1%
                    $75 up to $200 million..............        .33 of 1%          .22 of 1%
                    $200 up to $300 million.............        .29 of 1%          .26 of 1%
                    In excess of $300 million...........        .275 of 1%         .275 of 1%


   (b) The Fund adopted a Shareholder Services Plan, pursuant to which it reimburses (a) the Distributor for payments made for servicing shareholder accounts ("Servicing") and (b) Dreyfus, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for payments made for Servicing, at an aggregate annual rate of up to .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus or its affiliates may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. During the period ended December 31, 1996, the Fund was charged $1,282,635 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $313,234 during the period ended December 31, 1996.

   Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $36,986 was paid to Mellon pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $337,477,763 and $30,074,511, respectively.

   At December 31, 1996, accumulated net unrealized appreciation on investments was $259,865,179, consisting of $261,520,106 gross unrealized appreciation and $1,654,927 gross unrealized depreciation.

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Appreciation Fund, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     Ernst & Young LLP


New York, New York
February 3, 1997